UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2024

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Agreement

On December 11, 2024, the Board of Directors of MiMedx Group, Inc. (the “Company”) approved a form of Indemnification Agreement to be entered into by the Company with each of its directors and executive officers (as defined by, and determined in accordance with, Section 16 and Rule 3b-7 of the Securities Exchange Act of 1934) (each, an “Indemnitee”) and authorized the Company to enter into separate Indemnification Agreements (the “Agreements”) with each Indemnitee. The Agreements provide that, subject to certain limitations, the Company will indemnify an Indemnitee to the fullest extent permitted by Florida law for claims arising out of, or in connection with, the Indemnitee’s service to the Company. The Agreements also establish the procedures and requirements for indeminification. The foregoing description is not complete and is qualified in its entirety by reference to the form of Indemnification Agreement that is filed as Exhibit 10.1 and incorporated herein by reference.

Also on December 11, 2024, the Company entered into an amendment (the “Amendment”) to the lease (as previously amended, the “Lease”) dated January 25, 2013 by and between the Company and CPVF II West Oak LLC (the “Landlord”) for the premises that serve as Company’s corporate headquarters in Marietta, Georgia. The Amendment: (a) extends the term of the Lease for an additional period of three years, from the current expiration date of July 31, 2026 to July 31, 2029; (b) provides for two additional two year extensions of the lease at the Company’s option; (c) modifies the rent; and (d) commits the Landlord to provide tenant improvement funds to the Company. The Amendment is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Indemnification Agreement.

10.2	Lease Amendment dated December 11, 2024.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

December 16, 2024	By:	/s/ William F. Hulse IV
William F. Hulse IV General Counsel and Chief Administrative Officer